Exhibit 24.1

POWER OF ATTORNEY

The undersigned, being a director of LANDS’ END, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint EDGAR O. HUBER, MICHAEL P. ROSERA and KARL A. DAHLEN with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, and deliver all instruments and generally to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission in respect thereto, relating to the Annual Report on Form 10-K for the year ended January 31, 2014, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his/her name as a director of the Company, as indicated below opposite his/her signature, to the Annual Report on Form 10-K for the year ended January 31, 2014 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated March 25, 2014.

Signature	Title

/s/ Tracy Gardner	Director

POWER OF ATTORNEY

The undersigned, being a director of LANDS’ END, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint EDGAR O. HUBER, MICHAEL P. ROSERA and KARL A. DAHLEN with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, and deliver all instruments and generally to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission in respect thereto, relating to the Annual Report on Form 10-K for the year ended January 31, 2014, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his/her name as a director of the Company, as indicated below opposite his/her signature, to the Annual Report on Form 10-K for the year ended January 31, 2014 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated March 25, 2014.

Signature	Title

/s/ Josephine Linden	Director